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                           ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of July 29, 1996, by and among NEOSTAR RETAIL GROUP, INC. ("NeoStar"), and its wholly owned subsidiary SOFTWARE ETC. STORES, INC. ("Software Etc."), each a Delaware corporation with its principal executive offices at 2250 William D. Tate Avenue, Grapevine, Texas 76051 (each a "Seller" and, collectively, "Sellers"), and BARNES & NOBLE, INC., a Delaware corporation ("B&N"), and its wholly owned subsidiaries BARNES & NOBLE SUPERSTORES, INC., a Delaware corporation ("B&N Superstores") and B. DALTON BOOKSELLER, INC., a Minnesota corporation ("B. Dalton"), each with its principal executive offices at 122 Fifth Avenue, New York, New York 10011 (each a "Buyer" and, collectively, the "Buyers").

                                  WITNESSETH:

     WHEREAS, Sellers operate 111 software leased departments located in the book superstores of B&N Superstores at the addresses set forth on Schedule A (collectively, the "Leased Departments") under a Leased Department Agreement, dated as of December 1, 1994 (the "LD Agreement"), between Software Etc. and B&N Superstores;

     WHEREAS, Sellers operate 15 store-within-a-store software departments located in the book superstores of B&N Superstores at the addresses set forth on Schedule B (collectively, the "B&N SWIS Departments") under an Operating Agreement, dated as of November 11, 1994 (the "B&N Operating Agreement"), between Software Etc. and B&N Superstores;

     WHEREAS, Sellers operate 10 store-within-a-store software departments located in the bookstores of B. Dalton at the addresses set forth on Schedule C (collectively, the "B. Dalton SWIS Departments") under an Operating Agreement, dated as of January 27, 1988 (the "B. Dalton Operating Agreement"), between Software Etc. and B. Dalton (the Leased Departments, the B&N SWIS
Departments and the B. Dalton SWIS Departments, each a "Transferred Department" and, collectively, the "Transferred Departments"); and

     WHEREAS, on the terms, conditions and exceptions set forth herein, Buyers and Sellers desire to terminate Sellers' operation of the Transferred Departments and, in connection therewith, Buyers desire to purchase from Sellers, and Sellers desire to sell to Buyers, the inventory, furniture, fixtures, equipment and other fixed assets of Sellers at the Transferred Departments so that Buyers may operate the Transferred Departments directly and for their own account;

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     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Purchase and Sale of Assets.

          (a) On the terms and conditions set forth herein, Sellers hereby sell to Buyers, and Buyers hereby purchase from Sellers, the following assets of Sellers (collectively, the "Assets"):

          (i) all merchandise inventories located at the Transferred Departments as of the date hereof, together with all of Sellers' inventory of video movies in Sellers' two distribution centers in Grapevine, Texas and Dallas, Texas (the "Distribution Centers") or in transit to the Transferred Departments as of the date hereof (collectively, "Video Movies"), in each case as adjusted pursuant to Sections 2(a) and 5(b), but excluding in all cases video game systems, software for video game systems and other video-game related products (such excluded inventory, the "Excluded Inventory", and all of the foregoing inventory other than the Excluded Inventory, collectively, the "Inventory"); and

          (ii) all furniture, fixtures, equipment and other fixed assets of Sellers located at the Transferred Departments, as adjusted pursuant to
     Section 5(b) (collectively, the "Fixed Assets"), subject to Section 1(b).

          (b) Notwithstanding the provisions of Section 1(a), Sellers shall retain title to all Point-of-Sale Equipment (as hereinafter defined) at the Transferred Departments, which equipment shall be returned by Buyers to Sellers by October 4, 1996. "Point-of-Sale Equipment" shall mean all of Sellers' personal computers with or connected to cash drawers, printers and electronic data capture machines.

          (c) Contemporaneously herewith, Sellers have delivered to Buyers a Bill of Sale (the "Bill of Sale") transferring the Assets to Buyers as of the date hereof, and have caused to be delivered to Buyers duly executed and recordable UCC-3 Financing Statements of Sellers' lenders (the "Termination Statements"). Sellers shall pay or reimburse Buyers on demand for all costs of publicly recording or filing the Termination Statements.

          (d) Sellers hereby assign to Buyers (to the extent assignable) all of their right, title and interest in and to any vendor, manufacturer or other third party warranties with respect to any of the Assets or any rights to return any Assets to a vendor, manufacturer or other third party for cash, credit or replacement.

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     2. Purchase Price.

          (a) The purchase price (the "Purchase Price") for the Assets shall be the aggregate value of the Inventory (as such term is defined below) as of the close of business on August 3, 1996 (the "Valuation Time"), valued in accordance with generally accepted accounting principles at the lower of Sellers' cost or the market value thereof. Accordingly, to the extent the actual contents of the Inventory described in Section 1(a) changes between the date hereof and the Valuation Time due to (i) the operation of the Transferred Departments and the Distribution Centers in the ordinary course of business, consistent with prior practice, including increases in Inventory due to receipts of products or decreases in Inventory due to sales or returns to vendors, or (ii) errors or omissions in Sellers' records disclosed by the Physical Inventory (as hereinafter defined), the definition of Inventory for all purposes of this Agreement shall mean the Inventory (A) actually on hand at the Transferred Departments at the Valuation Time, and (B) with respect to Video Movies only, either in transit from any Distribution Center to any Transferred Department or to any distribution center of Buyers (but solely to the extent actually received by such Transferred Department or distribution center of Buyers), or actually on hand at the Distribution Centers, at the Valuation Time, in all cases subject to any additional adjustment pursuant to Section 5(b).

          (b) The Purchase Price shall be determined based upon a physical counting of the Inventory at each Transferred Department and Distribution Center (the "Physical Inventory"). The Physical Inventory shall be conducted at each Transferred Department and Distribution Center between the Valuation Time and the opening of business on August 4, 1996 at such Transferred Department or Distribution Center. The Physical Inventory shall be taken by Sellers' personnel in accordance with written instructions prepared or approved by Buyers. The Physical Inventory shall be observed by Buyers' personnel at each Transferred Department and Distribution Center. Each party shall be responsible for the costs and expenses of its respective personnel in conducting or observing the Physical Inventory.

          (c) On the date hereof, Buyers have paid by one or more wire transfers of immediately available funds to one or more accounts designated by Sellers $9,000,000 in the aggregate constituting the good faith estimate by Sellers and Buyers of the Purchase Price (the "Estimated Purchase Price").

          (d) On or before September 4, 1996, (i) Buyers and Sellers shall calculate the Purchase Price based upon the Physical Inventory, (ii) if the Estimated Purchase Price exceeds the Purchase Price, Sellers shall pay to Buyers the full amount of such difference, and (iii) if the Purchase Price exceeds the

                                      -3-

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Estimated Purchase Price, Buyers shall pay to Sellers the full amount of such difference.

          (e) Buyers and Sellers acknowledge and agree that Buyers are not assuming, and are not in any respect whatsoever liable or responsible for, any liabilities of any Seller whatsoever, including any liabilities with respect to the operation of the Transferred Departments prior to August 4, 1996. Sellers agree to pay or otherwise discharge all such liabilities.

     3. Representations and Warranties of Sellers. Sellers jointly and severally represent and warrant to Buyers that:

          (a) Each Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease or operate its properties and to carry on its business as now conducted.

          (b) Software Etc. is duly licensed or qualified as a foreign corporation in any jurisdiction where a Transferred Department is located and in any other jurisdiction where such license or qualification is required as a consequence of its business or the assets or properties which it owns or leases, except in the latter case where the failure to be so licensed or qualified would not have a material adverse effect on any Seller or the Assets. NeoStar is duly licensed or qualified as a foreign corporation in any jurisdiction where such license or qualification is required as a consequence of its business or the assets or properties which it owns or leases, except where the failure to be so licensed or qualified would not have a material adverse effect on any Seller or the Assets.

          (c) The execution, delivery and performance by each Seller of this Agreement and the Bill of Sale (collectively, the "Sale Agreements") have been duly authorized by all necessary action. The Sale Agreements have been duly executed by each Seller and constitute its legal, valid and binding obligations enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally.

          (d) Each Seller has obtained all necessary authorizations, consents and approvals, governmental and otherwise, required for its execution and delivery of the Sale Agreements and the performance of its obligations thereunder, including the consents of any lenders. The execution, delivery and performance of the Sale Agreements by each Seller will not, with or without the giving of notice or the passage of time, or both, (i) require the consent of or filing with any third party or governmental authority, other than those which have been previously obtained in writing and delivered to Buyers, or

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(ii) conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance, pursuant to any provision of (A) the certificate of incorporation or by-laws of any Seller, or (B) any franchise, mortgage, indenture, deed of trust, lease, license, agreement, including any credit or loan agreement, understanding, law, ordinance, rule, regulation, order, judgment or decree, to which any Seller is a party or by which either of them (or any of their respective assets, properties, operations or businesses) may be bound, subject to or affected.

          (e) Each item in the Inventory is (i) usable and salable in the ordinary course of business at or above the purchase price therefor paid by Buyers hereunder, and (ii) not obsolete (or of a version which is not reasonably marketable), or to the best of Seller's knowledge, damaged or defective. The Fixed Assets are in good condition and repair, and suitable for the purposes used. The Inventory is adequate and sufficient for the operation of the Transferred Departments as they are currently being operated by Sellers. Sellers have good and marketable title to the Assets and are transferring hereunder to Buyers legal and beneficial title and ownership of the Assets. The Termination Statements have been executed by all parties thereto and are in recordable form. Upon the public filing of the Termination Statements, Buyers shall own the Assets free and clear of all liens, claims, encumbrances, security interests and restrictions of any kind. Except as expressly provided herein, (A) Sellers make no warranty, express or implied, as to the merchantability or fitness for use of any of the Assets, and (B) the Fixed Assets are being sold by Sellers to Buyers on an "as is, where is" basis.

          (f) The operation of the business at the Transferred Departments by Sellers has been in compliance with existing laws, rules and regulations applicable to such business as conducted, and the ownership and operation of the Transferred Departments by Buyers after the date hereof in the same manner as operated by Sellers on the date hereof does not conflict with the rights of any other person or entity, or violate any agreement, instrument, judgment or decree to which any Seller is a party or by which either of them, or any of their respective assets, properties, operations or businesses, may be bound, subject to or affected.

          (g) Sellers have not failed to replenish the inventories at the Transferred Departments in a normal and customary manner consistent with past practice, or transferred any inventories (other than Excluded Inventory) out of the Transferred Departments, other than sales and returns made in a normal and customary manner consistent with past practice.

          (h) There is no claim, legal action, suit, arbitration, governmental investigation or other legal or

                                      -5-

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administrative proceeding, nor any order, decree or judgment, pending or in effect against any Seller or relating to the Assets which (i) would have a material adverse effect on any Seller or the Assets, or (ii) seeks to prevent the transactions referred to herein or the execution, delivery or performance by any Seller of the Sales Agreements.

          (i) No Seller has dealt with any broker, finder or similar representative who is entitled to a fee or other compensation by reason of any of the Sale Agreements or the consummation of any of the transactions referred to therein.

     4. Representations and Warranties of Buyers. Buyers jointly and severally represent and warrant to Sellers that:

          (a) Each Buyer is a corporation duly organized, validly existing and in good standing under the laws of its state of organization, with full corporate power and authority to own, lease or operate its properties and to carry on its business as now conducted.

          (b) The execution, delivery and performance of this Agreement by each Buyer has been duly authorized by all necessary action.

          (c) This Agreement has been duly executed by each Buyer and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally.

          (d) The execution, delivery and performance of this Agreement by each Buyer will not, with or without the giving of notice or the passage of time, or both, (i) require the consent of or filing with any third party or governmental authority, or (ii) conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance, pursuant to any provision of (A) the certificate of incorporation or by-laws of any Buyer, or (B) any franchise, mortgage, indenture, deed of trust, lease, license, agreement, understanding, law, ordinance, rule, regulation, order, judgment, or decree, to which any Buyer is a party or by which any of them (or any of their respective assets, properties, operations or businesses) may be bound, subject to or affected.

          (e) There is no claim, legal action, suit, arbitration, governmental investigation or other legal or administrative proceeding, nor any order, decree or judgment, pending or in effect against any Buyer which seeks to prevent the transactions referred to herein or the execution, delivery or performance by any Buyer of the Sales Agreements.

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          (f) No Buyer has dealt with any broker, finder or similar
representative who is entitled to a fee or other compensation by reason of any of the Sale Agreements or the consummation of any of the transactions referred to therein.

     5. Transitional Operations; Other Agreements.

          (a) From the date hereof through and including the Valuation Time, Sellers shall continue their operation of the Transferred Departments in the ordinary course of business, consistent with past practice, and Sellers shall be entitled to the revenues generated thereby. Sellers shall be responsible for and shall pay all costs and expenses of such operations, including all amounts due to any Buyer under the agreements referred to in Section 6. Sellers and Buyers acknowledge and agree that such operations shall result in a modification of the value and contents of the Inventory as contemplated by Section 2(a). Each day from the first day after the date hereof through and including August 4, 1996, Sellers' shall furnish Buyers' with a report as to all transactions during the preceding day affecting the value or contents of the Inventory.

          (b) Buyers and Sellers acknowledge and agree that, pursuant to the LD Agreement, three (3) additional software leased departments are scheduled to open shortly in new book superstores of B&N Superstores to be located at the addresses set forth on Schedule D (collectively, the "New Leased Departments"). Unless otherwise directed by Buyers in each case, Sellers' shall complete on schedule the delivery of the opening inventory (other than Excluded Inventory) and furniture, fixtures, equipment and other fixed assets to the New Leased Departments, and the hiring of department managers and personnel to staff the New Leased Departments. For all purposes of this Agreement, (i) the New Leased Departments shall be considered Transferred Departments, (ii) all opening inventory of the New Leased Departments shall be considered Inventory, subject to adjustment as provided in Section 2(a), and (iii) all furniture, fixtures, equipment and other fixed assets of Sellers at the New Leased Departments shall be considered Fixed Assets, and all Point-of-Sale Equipment included therein shall be subject to the provisions of Section 1(b). If any opening inventory of a New Leased Department has not been delivered by the Valuation Time, Buyers shall pay Sellers for their cost of such inventory promptly following delivery of such inventory to such New Leased Department and Buyers' receipt of Sellers' invoice therefor.

          (c) As of the close of business on August 3, 1996, Sellers shall remove from the Transferred Departments all of their cash on hand, unissued gift certificates and negotiable instruments, all of which shall remain the property of Sellers. As of the opening of business on August 4, 1996, Buyers shall commence operation of the Transferred Departments. From such date

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through and including September 4, 1996 (the "Transition Period"), or at Buyers'
option earlier in the case of any or all personnel at one or more Transferred Departments, Sellers shall staff the Transferred Departments with the personnel employed at such locations as of the date hereof, and Sellers shall not transfer or terminate the employment of any such personnel without the prior approval of the applicable District Manager of Buyers. In the event Sellers' employment of any such personnel during the Transition Period is terminated (either by such personnel voluntarily or by Sellers with the prior approval of the applicable District Manager of Buyers), Sellers shall supply suitable replacements. With respect to the New Leased Departments, Sellers shall staff them with suitable personnel during the Transition Period. Buyers shall reimburse Sellers for their actual payroll and benefit costs (excluding severence benefits which are dealt with separately in Section 5(d)) incurred in staffing the Transferred
Departments in accordance with this Section 5(c). The foregoing reimbursement shall not include any payroll or benefit costs (e.g. bonuses) relating to any period prior to August 4, 1996. During the Transition Period, all personnel of any Seller staffing the Transferred Departments shall take directions solely from Buyers.

          (d) During the Transition Period, Buyers shall interview Sellers' personnel at the Transferred Departments to make hiring determinations and Buyers may extend offers of employment to any or all such personnel. By September 4, 1996, Buyers shall inform Sellers of the Sellers' personnel at the Transferred Departments to whom Buyers have offered employment. Sellers shall terminate, as of September 4, 1996 (or any earlier date specified by Buyers as to any or all personnel at a Transferred Department), the employment of all employees to whom Buyers have offered employment and who have accepted Buyers' offer of employment. Buyers shall reimburse Sellers for the lesser of (i) 50% of their aggregate severance payments with respect to personnel at the Transferred Departments terminated by Sellers at any time during the Transition Period, and
(ii) $100,000.

          (e) Sellers shall reimburse Buyers on demand for any gift certificate issued by any Seller and honored by Buyers at a Transferred Department on or after August 4, 1996. Buyers shall not be obligated to honor any such certificates and may do so at their sole discretion. If Buyers accept any merchandise returns at the Transferred Departments on or within 180 days after August 4, 1996 with respect to merchandise purchased from Sellers before August 4, 1996, then Sellers shall reimburse Buyers for the full amount of Buyers' cost therefor promptly following the delivery of such returned merchandise to Sellers. Buyers shall not be obligated to accept any such merchandise returns and may do so at their sole discretion.

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          (f) If any credit card purchase at a Transferred Department on or after August 4, 1996 is processed through Sellers' systems, Sellers agree to process such receivable as rapidly as they process their own credit card receivables and to remit any and all funds received therefor to Buyers within three (3) business days of Sellers' receipt thereof.

          (g) If with respect to any Inventory any right to return such Inventory to the vendor or manufacturer are unavailable to Buyers for any reason, such as due to (i) the policies, procedures or practices of any vendor or manufacturer, or the refusal of such vendor or manufacturer to accept such return, or (ii) the absence on the part of Sellers of, or the inability of Sellers to assign to Buyers, any such return rights, then Buyers may return to Sellers such Inventory for cash or credit in the amount of Buyers' purchase price therefor. By November 4, 1996, Buyers shall return or notify Sellers of its intention to return any Inventory (other than Inventory returned to Buyers by its customers on or after October 15, 1996).

          (h) On or after August 4, 1996, any Buyer may, at its option, place orders with Sellers for additional inventory and purchase such inventory at Sellers' cost plus freight charges. Sellers agree to fulfill such inventory orders as promptly as practicable. Any such inventory shall be fully returnable to Sellers for cash or credit by the later of (i) January 31, 1997, or (ii) sixty (60) days following the latest of (A) the date of Buyers' receipt of such inventory, (B) the date of Buyers receipt of Sellers' invoice for such inventory, or (C) the date such inventory is returned to Buyers by its customers (provided such customer return date is not more than 180 days after the date of such customer's purchase). As to any Video Movies included in the Assets and located at any Distribution Center at the Valuation Time, Sellers agree to deliver such Video Movies in accordance with and promptly following receipt of Buyers' instructions with respect thereto.

          (i) On a royalty-free basis, Buyers may use the existing "Software Etc." signage and marks at the Transferred Departments for so long as is reasonably necessary to enable Buyers to change such signage and marks with a minimum of disruption and expense, such signage and marks to be used by Buyers only in a manner consistent with the past practice of the Transferred Departments. Sellers shall retain ownership of such signage and marks and Buyers shall have no ownership interest therein.

          (j) In addition to the Transferred Departments, as of the date hereof Sellers are operating (i) 13 software stores in book superstores of B&N Superstores located at the addresses set forth on Schedule E, such stores operated under, and constituting the sole "Combo Stores" as defined in, the B&N Operating Agreement

                                      -9-

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(collectively, the "Combo Stores"), and (ii) one (1) "Gamestop" video game store-within-a-store (the "Gamestop Store") at the B. Dalton bookstore located at Moreno Valley Mall, Moreno, California, under the B. Dalton Operating Agreement. Buyers and Sellers acknowledge and agree that, notwithstanding the transactions occuring hereunder, (A) Sellers shall continue to operate the Combo Stores under and subject to the terms and conditions of the B&N Operating Agreement, which shall remain unchanged and in full force and effect, subject to
Section 6(b), and (B) Sellers shall continue to operate the Gamestop Store under and subject to the terms and conditions of the B. Dalton Operating Agreement, which shall remain unchanged and in full force and effect, subject to Section 6(c).

          (k) On the date of any payment is to be made pursuant to Section 2(d), Sellers, on the one hand, and Buyers, on the other hand, shall settle through payment or offset all intercompany amounts owed between them such that on such date, after giving effect to the payment to be made under Section 2(d), neither Sellers nor Buyers shall owe to the other any amount as of such date.

     6. Status of Prior Agreements.

          (a) As of the opening of business on August 4, 1996:

          (i) the LD Agreement shall remain in effect only with respect to amounts and obligtions arising or relating to any period prior to such date, and, in calculating Store Contribution (under and as defined in the LD Agreement) for any Transferred Department operated thereunder for the period subsequent to Software Etc.'s most recent fiscal year end: (A) inventory shrinkage for such Transferred Department shall not exceed the lesser of (x) actual inventory shrinkage at such Transferred Department for such period and
(y) one percent (1.0%) of sales at such Transferred Department for such period; and (B) bad debts, including cash over and short, for such Transferred Department shall not exceed the lesser of (x) actual bad debts at such Transferred Department for such period and (y) two tenths of one percent (0.2%) of sales at such Transferred Department for such period;

          (ii) the B&N Operating Agreement shall remain in effect only with respect to (A) amounts and obligations arising or relating to any period prior to such date, and (B) the Combo Stores;

          (iii) the B. Dalton Operating Agreement shall remain in effect only with respect to (A) amounts and obligations arising or relating to any period prior to such date, and (B) the Gamestop Stores; and

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          (iv) the Amended and Restated Services Agreement, dated as of November
11, 1994, between B&N and Software Etc. shall remain in effect only with respect to (A) amounts and obligations arising or relating to any period prior to such date, and (B) the real estate services provided pursuant to Section 1(a)(iii) of such agreement, for mall stores and renewals only, including the compensation therefor to be paid under Section 2(c)(ii) of such agreement.

          (b) Prior to August 4, 1996, Buyers and Sellers agree to use their best efforts to avoid disclosing the provisions of Sections 6(a)(i)(A) and 6(a)(i)(B) to any of their respective store personnel.

     7. Access to Books and Records. For a period of three (3) years from and after the date hereof, at any reasonable time and from time to time, upon reasonable notice, Buyers and their respective representatives shall have the right to review Sellers' books and records with respect to the Transferred Departments and Sellers' operation thereof. Sellers' agree to maintain and preserve such records for at least three (3) years following the date hereof.

     8. Indemnification.

          (a) Sellers, jointly and severally, hereby indemnify and agree to hold each Buyer harmless from, against and in respect of (and shall on demand reimburse any Buyer for):

          (i) any and all loss, liability, damage or expense, including attorneys' fees and expenses, suffered or incurred by any Buyer by reason of any untrue representation, breach of warranty or nonfulfillment of any covenant or agreement by any Seller contained in any of the Sale Agreements or in any agreement, certificate, document or instrument delivered to any Buyer pursuant thereto or in connection therewith;

          (ii) any and all loss, liability, damage or expense, including attorneys' fees and expenses, suffered or incurred by any Buyer in respect of or in connection with any liabilities of any Seller;

          (iii) any and all debts, liabilities or obligations of any Seller, or which relate to the Assets or the Transferred Departments, direct or indirect, fixed, contingent or otherwise, which exist after August 3, 1996 but which are based upon or arise from any act, omission, transaction, circumstance, sale or manufacture of goods or services, state of facts or other condition which occurred or existed on or before August 3, 1996, whether or not then known, due or payable;

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          (iv) any loss, liability, cost or expense, including attorneys' fees and expenses, suffered or incurred by any Buyer by reason of any non-compliance with the bulk sales law of any state; and

          (v) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including attorneys' fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

          (b) Buyers, jointly and severally, hereby agree to indemnify and hold each Seller harmless from, against and in respect of (and shall on demand reimburse any Seller for):

          (i) any and all loss, liability, damage or expense, including attorneys' fees and expenses, suffered or incurred by any Seller by reason of any untrue representation, breach of warranty or nonfulfillment of any covenant or agreement by any Buyer contained in this Agreement or in any agreement, certificate, document or instrument delivered to any Seller pursuant hereto or in connection herewith; and

          (ii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including attorneys' fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

     9. Survival of Representations and Warranties. Each statement, representation, warranty, indemnity, covenant and agreement made by any Seller in any of the Sale Agreements or in any document, certificate or other instrument delivered by or on behalf of any Seller pursuant to any of the Sale Agreements or in connection therewith shall be deemed the joint and several statement, representation, warranty, indemnity, covenant and agreement of Sellers. Each statement, representation, warranty, indemnity, covenant and agreement made by any Buyer in this Agreement or in any document, certificate or other instrument delivered by or on behalf of any Buyer pursuant to this Agreement or in connection herewith shall be deemed the joint and several statement, representation, warranty, indemnity, covenant and agreement of Buyers. All statements, representations, warranties, indemnities, covenants and agreements made by each of the parties hereto shall survive the date hereof and the closing of the transactions referred to herein.

     10. Notices. Any and all notices or other communications required or permitted to be given under any of the provisions of this Agreement shall be in writing and shall be

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deemed to have been given when delivered personally or by overnight courier, or when mailed by first-class registered or certified mail, return receipt requested, addressed to the parties at their respective addresses set forth on the first page of this Agreement, in each case to "Attention: President" (or at such other address and/or attention as any party may specify by notice to all other parties given as aforesaid).

     11. Binding Effect. This Agreement shall be binding upon and inure to the benefit of each party hereto, and their successors and assigns.

     12. Further Assurances. Each party hereto shall cooperate, take such further action, and execute such further documents as may be reasonably requested by any other party in order to carry out the terms of this Agreement and the transactions referred to herein, and to comply with all applicable laws.

     13. Entire Agreement. The Sale Agreements constitute the entire agreement of the parties hereto with respect to the subject matter hereof, and may not be modified, amended or terminated, nor may any provision thereof be waived, except by a writing signed by the parties hereto.

     14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be wholly performed in such State.

     15. Severability. If any provisions of this Agreement are held to be invalid, illegal or unenforceable by a court of competent jurisdiction, such provisions shall be modified to the minimum extent possible to make them valid, legal and enforceable and the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     16. Headings. The headings used herein are for the convenience of the parties, are not substantive and shall not be used to interpret or construe any of the provisions hereof.

     17. Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed one original.

     18. Interpretation. Wherever the term "including" is used in this Agreement, it shall be deemed to be followed by the phrase "without limitation." Any references in this Agreement to Sections or Schedules shall mean Sections or Schedules of this Agreement, unless otherwise specified.

     19. No Implied Rights or Remedies. Except as otherwise expressly provided herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of the Sales Agreements.

                     [BALANCE OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                       SELLERS:

                                       NEOSTAR RETAIL GROUP, INC.

                                       By: /s/ Opal Ferraro
                                          ----------------------
                                           Name: Opal Ferraro
                                           Title: Vice-President

                                       SOFTWARE ETC. STORES, INC.

                                       By: /s/ Opal Ferraro
                                           ---------------------
                                           Name: Opal Ferraro
                                           Title: Vice-President

                                       BUYERS:

                                       BARNES & NOBLE, INC.

                                       By: /s/ Thomas A. Tolworthy
                                           ----------------------------
                                           Thomas A. Tolworthy
                                           Vice President

                                       BARNES & NOBLE SUPERSTORES, INC.

                                       By: /s/ Thomas A. Tolworthy
                                           ----------------------------
                                           Thomas A. Tolworthy
                                           President

                                       B. DALTON BOOKSELLER, INC.

                                       By: /s/ Kristine M. Terrill
                                           ----------------------------
                                           Kristine M. Terrill
                                           President

                                   Schedule A

B&N       Store                       Street                                                         Zip
Store #   Name/Location               Address                            City                 State  Code
- -------   -------------------------   --------------------------------   ------------------   -----  -----
 2514     GALLERIA                    3225 W. 69TH STREET                EDINA                 MN    55435
 2569     WALNUT CREEK                1149 S. MAIN STREET                WALNUT CREEK          CA    94596
 2573     UNIVERSITY VILLAGE          2700 N.E. UNIVERSITY VILLAGE       SEATTLE               WA    98105
 2575     3ST PROMENADE               1201 3RD STREET                    SANTA MONICA          CA    90401
 2588     KALAMAZOO                   6134 SOUTH WESTNEDGE AVE.          PORTAGE               MI    49002
 2589     HUNTINGTON                  380 WALT WHITMAN ROAD              HUNTINGTON STATION    NY    11746
 2592     BROWARD MALL                591 SOUTH UNIVERITY DRIVE          PLANTATION            FL    33324
 2597     PARAMUS III                 765 ROUTE 17 SOUTH                 PARAMUS               NJ    07652
 2608     CITADEL                     795 CITADEL DRIVE EAST             COLORADO SPRINGS      CO    80909
 2609     FREEHOLD                    3981 US HWY 9                      FREEHOLD              NJ    07728
 2611     FORT COLLINS                4045 SOUTH COLLEGE                 FORT COLLINS          CO    80525
 2614     ROSEVILLE II                2100 NORTH SNELLING AVE.           ROSEVILLE             MN    55113
 2626     OREM                        330 EAST 1300 SOUTH                OREM                  UT    84058
 2627     ROCHESTER HILLS             2800 S. ROCHESTER ROAD             ROCHESTER HILLS       MI    48307
 2628     LINCOLN CENTER              1972 BROADWAY                      NEW YORK              NY    10023
 2631     NEW HOPE COMMONS            5400 NEW HOPE COMMONS              DURHAM                NC    27707
 2632     FL/NAPLES/WATERSIDE SHOPS   5377 TAMIIAMI TRAIL                NAPLES                FL    33942
 2635     WESTHEIMER & VOSS           7626 WESTHEIMER CROSSING           HOUSTON               TX    77063
 2638     CHESTERFIELD                1200 HUGUENOT ROAD                 MIDLOTHIAN            VA    23113
 2639     FT. UNION                   7119 SOUTH 1300 EAST STREET        MIDVALE               UT    84047
 2642     VALENCIA                    23630 VALENCIA BLVD                SANTA CLARITA         CA    91355
 2645     FRAMINGHAM                  1 WORCESTER ROAD                   FRAMINGHAM            MA    01701
 2647     CARY II                     760 SE MAYNARD                     CARY                  NC    27511
 2653     OLYMPIA                     1530 BLACK LAKE BLVD, SW           OLYMPIA               WA    98502
 2655     BAY SHORE                   5900 N PORT WASHINGTON RD, #C-17   GLENDALE              WI    53217
 2657     LEWISVILLE II               2325 S STEMMONS FWY                LEWISVILLE            TX    75067
 2658     LITTLE ROCK                 11500 FINANCIAL CTR PKWY           LITTLE ROCK           AR    72211
 2659     SOUTH BEND                  4601 GRAPE ROAD                    MISHAWAKE             IN    46545
 2662     OAKVIEW                     3333 OAKVIEW DRIVE                 OMAHA                 NE    68144
 2664     MARLTON                     200 WEST ROUTE 70                  MARLTON               NJ    08053
 2665     AMARILLO                    2415 SOUNCY ROAD                   AMARILLO              TX    79121
 2666     GRAND RAPIDS                3670 28TH STREET SE                KENTWOOD              MI    49512
 2667     GRAPEVINE                   1217 STATE HWY 114 W, #112         GRAPEVINE             TX    76051
 2670     WEST OAKS VILLAGE           2450 STATE HWY 6                   HOUSTON               TX    77077
 2672     MANKATO                     1859 ADAMS STREET                  MANKATO               MN    56001
 2673     GEORGETOWN                  3040 M STREET NW                   WASHINGTON DC         DC    20007
 2674     CHEYENNE                    1851 DELL RANGE BLVD               CHEYENNE              WY    82000
 2675     UNION SQUARE                33 EAST 17TH STREET                NEW YORK              NY    10003
 2679     VANCOUVER                   7700 NE 4TH PLAIN BLVD             VANCOUVER             WA    98662
 2680     PIMA & SHEA                 10500 N 90TH STREET                SCOTTSDALE            AZ    85258
 2682     BELLINGHAM                  4099 GUIDE MERIDIAN                BELLINGHAM            WA    98226
 2683     SAN JOSE BLVD               11112 SAN JOSE BLVD                JACKSONVILLE          FL    32223
 2684     FIESTA TRAIL                12635 IH 10 WEST, #545             SAN ANTONIO           TX    78230
 2685     INGRAM FESTIVAL             6065 NW LOOP 410, #185             SAN ANTONIO           TX    78238
 2686     MIDLAND                     2617 WEST LOOP 250 N               MIDLAND               TX    79705

 2687     UNIVERSITY VILLAGE          1612 S UNIVERSITY DRIVE, #401      FORT WORTH            TX    76107
 2688     COLUMBIA SC                 278-A HARBISON BLVD                COLUMBIA              SC    29212
 2689     SPECTRUM                    31 FORTUNE DRIVE, SUITE 100        IRVINE                CA    92718
 2690     FISHERMANS WHARF            2550 TAYLOR STREET                 SAN FRANCISCO         CA    94133
 2692     EVANSVILLE                  624 SOUTH GREEN RIVER ROAD         EVANSVILLE            IN    47715

                                   Schedule A

B&N       Store                       Street                                                         Zip
Store #   Name/Location               Address                            City                 State  Code
- -------   -------------------------   --------------------------------   ------------------   -----  -----
 2693     TALLAHASSEE                 1480 APALACHEE PKWY                TALLAHASSEE           FL    32300
 2694     MAY AVE                     6100 NORTH MAY AVE                 OKLAHOMA CITY         OK    73112
 2696     PORT HURON                  4325 24TH AVE                      PORT HURON            MI    48059
 2697     OXFORD VALLEY               210 COMMERCE BLVD                  FAIRLESS HILLS        PA    19030
 2698     NORTH ROCK                  3045 NORTH ROCK ROAD               WICHITA               KS    67226
 2701     COOL SPRINGS                1701 MALLORY LANE                  BRENTWOOD             TN    37027
 2703     SPECTRUM CENTER             1851 FOUNTAIN DRIVE                RESTON                VA    20190
 2705     LOUISVILLE                  801 SOUTH HURSTBOURNE PKWY         LOUISVILLE            KY    40222
 2706     FEDERAL WAY                 31325 PACIFIC HWY SOUTH            FEDERAL WAY           WA    98003
 2708     WACO                        4909 WEST WACO DRIVE               WACO                  TX    76710
 2709     PICO-WESTWOOD               10850 WEST PICO BLVD               W LOS ANGELES         CA    90064
 2710     MONTGOMERY                  4075 EASTERN BLVD                  MONTGOMERY            AL    36116
 2711     FT MYERS                    13701 SOUTH TAMIAMI TRAIL          FORT MYERS            FL    33912
 2712     SEVEN CORNERS               6201 ARLINGTON BLVD, SUITE 516     FALLS CHURCH          VA    22044
 2714     CHAMPAIGN                   65 EAST MARKET VIEW DRIVE          CHAMPAIGN             IL    61820
 2715     MEDIA CITY                  731 N SAN FERNANDO BLVD            BURBANK               CA    91502
 2716     MACON                       265 TOM HILL SR BLVD               MACON                 GA    31210
 2717     UNIVERSITY II               5850-A UNIVERSITY VILLAGE          HUNTSVILLE            AL    35806
 2718     WESTMINISTER                9370 SHERIDAN BLVD                 WESTMINISTER          CO    80030
 2719     CAPE GIRADEAU               3035 WILLIAM STREET                CAPE GIRADEAU         MO    63702
 2720     MADISON                     7433 MINERAL POINT ROAD            MADISON               WI    53717
 2721     FAYETTEVILLE                4144 NORTH COLLEGE AVE             FAYETTEVILLE          AR    72703
 2722     CRESTWOOD                   9618 WATSON                        CRESTWOOD             MO    63126
 2723     JOLIET                      2621 PLAINFIELD ROAD               JOLIET                IL    60435
 2724     YOUNGSTOWN                  381 BOARDMAN-POLAND ROAD           YOUNGSTOWN            OH    44512
 2725     QUAIL SPRINGS               13800 NORTH MAY AVE                OKLAHOMA CITY         OK    73134
 2726     TOPEKA                      6130 SW 17TH STREET                TOPEKA                KS    66615
 2727     AUGUSTA, GA                 1336 AUGUSTA WEST PKWY             AUGUSTA               GA    30909
 2729     RANCHO CUCOMUNGA            11090 FOOTHILL BLVD                RANCHO CUCOMUNGA      CA    91730
 2730     LAFAYETTE                   5705 JOHNSTON STREET               LAFAYETTE             LA    70503
 2731     MANSFIELD                   832 N LEXINGTON SPRINGMILL         MANSFIELD             OH    44906
 2732     INDEPENDENCE                19120 EAST 19TH STREET             INDEPENDENCE          MO    64057
 2734     TRI-COUNTY                  895 EAST KEMPER ROAD               SPRINGDALE            OH    45246
 2736     MYRTLE BEACH                1145 SEABOARD STREET               MYRTLE BEACH          SC    29577
 2737     SARASOTA II                 4010 SOUTH TAMIAMI TRAIL           SARASOTA              FL    34231
 2738     SUGARLAND II                2545 TOWN CENTER BLVD              SUGARLAND             TX    77479
 2740     BOISE II                    1315 NORTH MILWAUKEE               BOISE                 ID    83704
 2741     BLOOMINGTON                 2813 EAST 3RD STREET               BLOOMINGTON           IN    47408

 2742     AUGUSTA                     9 MARKET PLACE DRIVE, RR#4         AUGUSTA               ME    04330
 2743     HUNTINGTON BEACH            7777 EDINGER AVE                   HUNTINGTON BEACH      CA    92647
 2744     EASTSIDE                    9521 VISCOUNT                      EL PASO               TX    79925
 2745     HENDERSON                   567 NORTH STEPHANIE                HENDERSON             NV    89014
 2746     ARROWHEAD                   7685 WEST BELL ROAD                PEORIA                AZ    85382
 2748     TANASBOURNE                 18300 NW EVERGREEN PKWY            BEAVERTON             OR    97006
 2753     BOWLING GREEN               1680 CAMPBELL LANE                 BOWLING GREEN         KY    42104
 2756     YUMA                        819 W 32ND STREET                  YUMA                  AZ    85364
 2759     FREMONT                     3900 MOWRY AVE                     FREMONT               CA    94538
 2761     WINSTON SALEM               1925 HAMPTON INN COURT             WINSTON-SALEM         NC    27103
 2763     DAYTONA BEACH               1900 W INTERNATIONAL SPEEDWAY      DAYTONA BEACH         FL    32114
 2765     BILLINGS                    530 S 24TH STREET WEST             BILLINGS              MT    59102

                                   Schedule A

B&N       Store                       Street                                                         Zip
Store #   Name/Location               Address                            City                 State  Code
- -------   -------------------------   --------------------------------   ------------------   -----  -----
 2769     KANKAKEE                    1577 NORTH STATE ROUTE 50          BOURBONNAIS           IL    60914
 2771     MEDFORD                     1400 BIDDLE ROAD                   MEDFORD               OR    97501
 2782     WILLOW GROVE                102 PARK AVENUE                    WILLOW GROVE          PA    19090
 2783     WESTGATE                    1600 SARATOGA AVE                  SAN JOSE              CA    95129
 2790     PITTSFORD                   3349 MONROE AVE                    ROCHESTER             NY    14618
 2798     SAUGUS                      444A BROADWAY                      SAUGUS                MA    01906
 2802     SAN PEDRO                   321 NW LOOP 410, #104              SAN ANTONIO           TX    78216
 2668     LEAWOOD                     4751 WEST 117TH STREET             LEAWOOD               KS    66211
 2778     PEORIA                      5001 NORTH BIG HOLLOW ROAD         PEORIA                IL    61615
 2739     CORAL GABLES                152 MIRACLE MILE                   CORAL GABLES          FL    33134
 2757     BEES CAVE                   701 CAPITAL OF TEXAS HWY           AUSTIN                TX    78768
- ----------------------------------------------------------------------------------------------------------
          Store Count       111
==========================================================================================================

                                   Schedule B

B&N       Store                 Street                                                Zip
Store #   Name/Location         Address                         City           State  Code
- -------   -------------------   -----------------------------   ------------   -----  -----
 1876     SHARON S.C.           4720 SHARON ROAD                CHARLOTTE       NC    28210
 1955     MANSELL COMMONS       7660 NORTH POINT PKWY, #200     ALPHARETTA      GA    30202
 2558     GREENVILLE HAYWOOD    735 HAYWOOD ROAD                GREENVILLE      SC    29607
 2561     DOWNTOWN PITTSBURGH   339 SIXTH AVENUE                PITTSBURGH      PA    15222
 2570     SPRINGDALE MOBILE     3250 AIRPORT BLVD B-30          MOBILE          AL    36606
 2571     RENO                  5695 SOUTH VIRGINIA             RENO            NV    89502

 2572     ERIE                  5909 PEACH STREET               ERIE            PA    16509
 2574     COUNTRY CLUB PLAZA    420 W 47TH STREET               KANSAS CITY     MO    64112
 2580     BIRMINGHAM GALLERIA   3780 RIVERCHASE VILLAGE, #300   HOOVER          AL    35244
 2583     ENCINO                16461 VENTURA BLVD              ENCINO          CA    91356
 2587     CEDAR RAPIDS          333 COLLINS ROAD NE, BLDG 1     CEDAR RAPIDS    IA    52402
 2595     BRANDON SQUARE        122 BRANDON TOWN CENTER         BRANDON         FL    33511
 2602     KITSAP                3108 NW RANDALL WAY             SILVERDALE      WA    98383
 2606     FARGO                 1201 42ND STREET SW             FARGO           ND    58103
 2622     OLD ORCHARD           55 OLD ORCHARD CENTER           SKOKIE          IL    60077
- -------------------------------------------------------------------------------------------
          Store Count       15
===========================================================================================

                                   Schedule C

B&N       Store                  Street                                                Zip
Store #   Name/Location          Address                    City                State  Code
- -------   --------------------   ------------------------   ------------        -----  -----
   52     CRABTREE VALLEY MALL   4325 GLENWOOD AVE          RALEIGH              NC    27612
  136     ALTAMONTE MALL         451 ALTAMONTE AVE          ALTAMONTE SPRINGS    FL    32701
  147     UNIV SQUARE            2112 UNIVERSITY MALL       TAMPA                FL    33612
  184     MONMOUTH MALL          ROUTE 35 AT WYCKOFF ROAD   EATONTOWN            NJ    07724
  300     FIFTH AVE              666 FIFTH AVE              NEW YORK             NY    10103
  333     N WABASH               129 N WABASH AVENUE        CHICAGO              IL    60602
  368     PARADISE VALLEY MALL   4550 E CACTUS ROAD         PHOENIX              AZ    85032
  400     NEW ORLEANS            714 CANAL STREET           NEW ORLEANS          LA    70130
  707     CITY CENTER            40 SOUTH 7TH STREET        MINNEAPOLIS          MN    55402
  836     N MICHIGAN             645 NORTH MICHIGAN AVE     CHICAGO              IL    60611
- --------------------------------------------------------------------------------------------
          Store Count       10
============================================================================================

                                   Schedule D

B&N       Store              Street                                               Zip
Store #   Name/Location      Address                            City       State  Code
- -------   ----------------   --------------------------------   --------   -----  -----
 2643     TOWN AND COUNTRY   12850 MEMORIAL DRIVE, SUITE 1600   HOUSTON     TX    77024
 2767     CARROLLWOOD        11802 N. DALE MABRY AVE            TAMPA       FL    33618
 2768     METAIRIE           3721 VETERANS MEMORIAL HWY         METAIRIE    LA    70002
- ---------------------------------------------------------------------------------------
          Store Count      3
=======================================================================================

                                   Schedule E

B&N       Store               Street                                                    Zip
Store #   Name/Location       Address                         City               State  Code
- -------   -----------------   -----------------------------   ----------------   -----  -----
 1884     SPRINGFIELD         240 ROUTE 22 WEST               SPRINGFIELD         NJ    07081
 1927     ANN ARBOR           3245 WASHTENAW                  ANN ARBOR           MI    48104
 1944     STEVENS CREEK       3600 STEVENS CREEK BLVD         SAN JOSE            CA    95117
 2536     ARBORETUM           10000 RESEARCH BLVD             AUSTIN              TX    78759
 2537     N RICHLAND HILLS    8525 AIRPORT FREEWAY            N RICHLAND HILLS    TX    76180
 2541     BATTLEFIELD         3110 S GLENSTONE AVE            SPRINGFIELD         MO    65804
 2554     COLORADO BLVD       960 S COLORADO BLVD             DENVER              CO    80222
 2566     PRESTON & 544       2201 PRESTON ROAD, SUITE E      PLANO               TX    75093
 2577     NORTH ARLINGTON     934 EAST COPELAND ROAD          ARLINGTON           TX    76011
 2582     VANDERBILT SQUARE   3003 W HOLCOMBE BLVD            HOUSTON             TX    77025
 2585     WOODLAND HILLS      8620 EAST 71ST STREET           TULSA               OK    74133
 2607     SOUTH CENTER        300 ANDOVER PARK W, SUITE 200   TUKWILA             WA    98188
 2616     THE WOODLANDS       1310 LAKE WOODLANDS DRIVE       THE WOODLANDS       TX    77380
- ---------------------------------------------------------------------------------------------
          Store Count      13
=============================================================================================